UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VALLEY FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VALLEY FINANCIAL CORPORATION

36 Church Avenue, SW
Roanoke, Virginia 24011

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

General Information
This solicitation of proxies is made by and on behalf of the Board of Directors of Valley Financial Corporation (the “Company”) for use at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. local time at the Shenandoah Club, 24 Franklin Road, Roanoke, Virginia 24011 on Wednesday, May 4, 2011 and at any adjournments thereof.  This Proxy Statement, the Company’s Form 10-K for the year ended December 31, 2010 and the Company’s Annual Report are being provided through the Internet or, upon your request, a printed version of these materials will be mailed to you.  All shareholders will have the ability to access these proxy materials on the Internet site referred to in the Notice of Internet Availability of Proxy Materials (the “Notice”) first sent on or about March 25, 2011 or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials through the Internet or to request a printed copy may be found in the Notice.

Matters to be Voted On
Proposal No. 1:  Election of Directors
Proposal No. 2:  Non-Binding Vote on Executive Compensation
Proposal No. 3:  Approval of the 2011 Stock Incentive Plan

The Board of Directors does not know of any other matters that are to come before the annual meeting except for incidental, procedural matters.  If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters as determined by a majority of the Board of Directors.

Who Can Vote
The record date for eligibility to vote at the Annual Meeting is March 4, 2011.  As of that date, the Company had outstanding 4,697,256 shares of its common stock, no par value (the “Common Stock”), each of which is entitled to one vote at the Annual Meeting or any adjournment of the meeting.   A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum.

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter.  If the broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a broker non-vote.  Brokers do not have discretion to cast votes in any of Proposals 1 through 3 with respect to any shares for which they have not received voting directions from the customer.  Because brokers will not have the authority to vote on any matter at the Annual Meeting, their votes will not be treated as present or represented at the meeting and will not be included in determining whether a quorum is present.  Therefore, if you hold your shares in street name, you must vote your proxy if you wish your shares to be voted in the election of directors, the non-binding vote on executive compensation or the approval of the 2011 Stock Incentive Plan.

Also as of March 4, 2011, the Company had outstanding 16,019 shares of its preferred stock, no par value (“Preferred Stock”).  The Preferred Stock holder is not entitled to a vote at the Annual Meeting or any adjournment of the meeting.

Executing Your Right to Vote
If you complete and return a proxy card in time to be voted at the annual meeting, the shares represented by it will be voted in accordance with the instructions marked on the card.  Signed but unmarked proxies will be voted on all business matters as recommended by the Board of Directors.  Proxies marked as abstentions and proxies for shares held in the name of a bank, broker or other nominee marked as not voted will be counted only for purposes of determining a quorum at the annual meeting.

Cost of Proxy Solicitation
The cost of solicitation of proxies will be borne by the Company.  In addition to the solicitation of proxies by mail, the Company also may solicit proxies through its directors, officers, and employees.  The Company also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

Phone and Internet Voting
Valley Financial Corporation is pleased to offer its shareholders the convenience of voting by phone and online via the Internet.  Please check the Notice or your proxy card for instructions.  Please be aware that if you vote your shares by phone or over the Internet, you may incur costs or charges from your phone service or Internet access provider for which you are responsible.

Changing Your Vote
Your presence at the annual meeting will not automatically revoke your proxy.  However, you may revoke a proxy at any time prior to its exercise by 1) sending a written notice of revocation to 36 Church Avenue, SW, Roanoke, Virginia 24011, Attention: Kimberly B. Snyder, Corporate Secretary, 2) delivering to Valley Financial Corporation a duly executed proxy bearing a later date or 3) attending the annual meeting and casting a ballot in person.

Delivery of Proxy Materials for the Annual Meeting
Valley Financial Corporation plans to take advantage of the house-holding rules of the Securities and Exchange Commission (the “SEC”) that permit the delivery of one set of the proxy materials to shareholders who have the same address, to conserve resources and achieve the benefit of reduced printing and mailing costs.  Shareholders residing at a shared address will continue to receive separate proxy cards.  If you wish to receive a separate set of materials, or if you currently receive multiple copies of proxy materials and wish to receive a single set, please write or call the Company at 36 Church Avenue, SW, Roanoke, Virginia 24011, Attention: Kimberly B. Snyder, Corporate Secretary, (540) 342-2265, and the Company will promptly mail it to you at no charge.  If a bank, broker or other nominee holds your shares, please contact your bank, broker or nominee directly.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
This proxy statement, Valley Financial Corporation’s Form 10-K for the year ended December 31, 2010 and Valley Financial Corporation’s Annual Report may be viewed at:  http://www.myvalleybank.com under “Shareholder Information”, “SEC Filings”.

Attendance at the Annual Meeting
All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.  Registration will begin at 9:15 a.m.  If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport.  Cameras (including cell phones with photographic capabilities), recording devices, and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Election of Directors
Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting.  Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality.  Shares represented by proxy as to which the shareholder properly withheld authority to vote for a nominee will not be counted toward that nominee’s achievement of a plurality.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as to persons believed by management of the Company to be beneficial owners of more than 5% of the outstanding Common Stock.  Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) who beneficially owned more than 5% of the outstanding Common Stock as of March 4, 2011.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	George W. Logan	468,000	9.96%
	P. O. Box 99
	Earlysville, VA 22936
Common Stock	Nicholas F. Taubman (1)	404,022	8.60%
	2965 Colonnade Drive
	Roanoke, VA 24018
Common Stock	The Banc Funds Company, LLC (2)	272,217	5.80%
	208 S. LaSalle Street
	Chicago, IL 60604

(1)  According to a Schedule 13G/A filed with the SEC on October 7, 2004, Nicholas F. Taubman reported that, through certain trusts and entities of which he and his wife are trustees and managers, he had the sole voting and dispositive power over 216,274 shares of Common Stock and shared voting and dispositive power over 187,748 shares of Common Stock.

(2) According to a Schedule 13G/A filed with the SEC on February 11, 2011, the Banc Funds Company, LLC reported that, through certain entities and funds of which it is general manager, it had the sole voting and dispositive power over all 272,217 shares of Common Stock that it reported.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of March 4, 2011, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all current directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in his or herself at once or at some future time.

Name of Beneficial Owner	Shares Owned	Shares Acquirable within 60 days(11)	Percent of Class(11)

James S. Frantz, Jr.	11,524	-	**
Eddie F. Hearp*	136,380 (1)	-	2.90%
Anna L. Lawson	130,948 (2)	-	2.79%
John W. Starr, MD	87,608 (3)	-	1.87%
Abney S. Boxley, III*	69,776 (4)	-	1.49%
William D. Elliot*	207,069 (5)	-	4.41%
Samuel L. Lionberger, Jr.	8,000	-	**
Edward B. Walker	3,381	-	**
Ellis L. Gutshall*	124,552 (6)	22,800	3.12%
Mason Haynesworth	11,407 (7)	-	**
George W. Logan *	468,000	-	9.96%
Geoffrey M. Ottaway*	115,560 (8)	-	2.46%
Ward W. Stevens, M.D.*	100,300 (9)	-	2.14%
Barbara B. Lemon	95,000 (10)	-	2.02%
Kimberly B. Snyder, CPA	905	12,650	**
Andrew Agee	640	12,300	**

Total 22 Directors and Executive Officers as a Group	1,937,710	47,750	41.84%

*Member of the Executive Committee

**Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)	Includes 47,380 shares held by Mr. Hearp’s spouse.
(2)	Includes 4,950 shares held by Mrs. Lawson’s spouse.
(3)	Includes 3,150 shares held by Dr. Starr’s spouse.
(4)	Includes 10,000 shares Mr. Boxley holds as custodian for his children.
(5)	Includes 3,000 shares held by Mr. Elliot’s spouse.
(6)	Includes 628 shares held jointly with his children and 959 shares held by Mr. Gutshall’s spouse.
(7)	Includes 1,574 shares held by Mr. Haynesworth’s spouse.
(8)	Includes 550 shares held jointly by Mr. Ottaway with his spouse.
(9)	Dr. Stevens is not permitted to stand for re-election at the Annual Meeting pursuant to our bylaws because he will reach age 75 prior to the Annual Meeting.
(10)	Mrs. Lemon has decided not to stand for re-election at the Annual Meeting as she will reach age 75 shortly after the Annual Meeting.
(11)	Computed in accordance with SEC Rule 13d-3 to reflect stock options exercisable within 60 days.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

The Company’s Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years.  The current term of office of the Class B directors expires at this Annual Meeting. The terms of office of the Class C and Class A directors will expire in 2012 and 2013, respectively.

Our bylaws provide that no person shall stand for election or re-election to the Board of Directors after reaching age 75.  As a result, Ward W. Stevens, MD is not permitted to stand for re-election at this Annual Meeting.  Director Barbara B. Lemon has chosen not to seek re-election at this Annual Meeting due to the fact that she will reach age 75 shortly after the Annual Meeting.  On February 24, 2011, the Company amended its bylaws effective as of the date of this Annual Meeting to reduce the number of directors from 14 to 12.

It is the intent of the named proxies, unless otherwise directed, to vote in favor of the election of each of the four nominees for Class B director whose names appear below. Each nominee has agreed to serve if elected.  In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information is given with respect to the nominees for election to the Board at the Annual Meeting and for the directors who will continue in office after the Annual Meeting. All of the nominees for re-election as directors currently serve as directors of the Company and of Valley Bank (the “Bank”), the Company’s wholly-owned subsidiary.  The Board of Directors has determined that all directors with the exception of Director Gutshall are “independent” directors under the current listing standards of the NASDAQ Stock Market.

Anna L. Lawson, a Class A Director, is the sister of George W. Logan, a Class C Director and Chairman of the Board of Directors. Other than the foregoing, there are no family relationships among the Directors and Executive Officers of the Company.

DIRECTOR QUALIFICATIONS

The following biographical information discloses each person’s age, business experience and other directorships held during the past five years.  It also includes the experiences, qualifications, attributes and skills that caused the nominating committee and the Board of Directors to determine that the individual should serve as a director for the Company, and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of the Bank. Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Director
Class B Directors

Abney S. Boxley, III
Abney S. Boxley, III, 54, has been a director of the Company since March 1994.  A Roanoke native, Mr. Boxley has been President and CEO of Boxley Materials Company, a construction materials producer, since 1988. As CEO of Boxley, Mr. Boxley has extensive financial management, governance, strategic analysis experience and has been involved in numerous merger and acquisition activities.  His recent experience includes service on two additional audit committees as well as board oversight in a broad range of business and cultural organizations.  Mr. Boxley is a founding organizing/director of Valley Financial Corporation and Valley Bank, and currently serves as Vice-Chairman of the Board, Chairman of the ALCO Oversight Committee and is a member of the Directors’ Loan Committee.  In addition to the Company and Bank, Mr. Boxley has served as director of the following entities during the past five years:  Boxley Materials Company, RGC Resources, Graham-White Manufacturing, Carilion Clinic, Art Museum of Western Virginia/Taubman Museum of Art, Virginia Foundation for the Arts and Sciences/Center in the Square, the Business Council, and the Roanoke Valley Development Foundation.  He received his B.A. in Economics from Washington and Lee University and his M.B.A. from the University of Virginia.

William D. Elliot
Mr. Elliot, 65, has been a director of the Company since March 1994.  A Roanoke native, Mr. Elliot is Chairman and Managing Director of Davis H. Elliot Co., Inc., a regional construction company specializing in the construction and maintenance of overhead electric power lines. Prior thereto, he was an attorney and partner with Hazlegrove, Dickinson & Rea in Roanoke.  Having lived and worked in Roanoke for his entire life, he is extremely familiar with and well recognized in our community.  Mr. Elliot has served on many non-profit boards in the past and currently serves on the Board of the Taubman Museum of Arts.  He is a founding organizer/director of Valley Financial Corporation and Valley Bank.  Mr. Elliot currently serves on the Executive Committee, Directors Loan Committee, and Audit Committee for the Company.  He previously served as Chairman of the Human Resources Committee and Nominating Committee.  In addition to the Company and Bank, his directorships over the past five years include:  Davis H. Elliot Company, Inc. and subsidiaries in Roanoke, VA; PPC Holdings, Inc. in Milwaukee, WI; the Jefferson Center Foundation and Conflict Resolution Center, both in Roanoke, VA; Center for Religious Tolerance in Sarasota, FL; and Storydance Project in Santa Fe, NM.  Mr. Elliot is a former director of the Roanoke Valley Literacy Volunteers, the Better Business Bureau, and WBRA Public Television. He also has been a director of Mill Mountain Theatre, Planned Parenthood of Blue Ridge, Inc., Community School and the Southwest Virginia Branch of the English Speaking Union. Mr. Elliot received his B.A. in Philosophy from Trinity College and his J.D. from Washington and Lee University, and his M.A. from the Center for Justice and Peacebuilding from Eastern Mennonite University.

Samuel L. Lionberger, Jr.
Mr. Lionberger, 70, has been a director of the Company since January 2005.  Mr. Lionberger recently retired as CEO of a commercial construction company where he served since 1975. Additionally, Mr. Lionberger owns commercial rental properties and is involved in the board management of other operating businesses.  Mr. Lionberger has served for 20-plus years as a local Director of United Virginia Bank which became Crestar and then National Bank of Commerce.  He joined the Valley Financial Corporation and Valley Bank Board of Directors in 2005 and currently serves on the Human Resources Committee, the Nominating Committee and the ALCO Oversight Committee.  Mr. Lionberger has also served on many not-for-profit Boards including membership on the Audit Committees for the Virginia Tech Foundation and Lutheran Family Services of Virginia and has chaired the Finance and Endowment Committee for the Lutheran Theological Southern Seminary for over 15 years.  In addition to the Company and Bank, Mr. Lionberger’s directorships over the past five years include:  Tradewinds Capital Inc., ADM Micro Inc., Blue Ridge Public Television Inc., Virginia Tech Foundation, Ferrum College, Skelton Smith Mountain Lake 4-H Center, Lionberger Construction Company, Draper Aden Associates, Salvation Army Roanoke Corps, Lutheran Family Services of Virginia, March of Dimes of Virginia, and AGC of America.  Mr. Lionberger received his B.S. from Virginia Polytechnic Institute and State University.

Edward B. Walker
Mr. Walker, 43, has been a director of the Company since August 2007.  Mr. Walker is a life-long resident of the Roanoke Valley.  As an accomplished attorney and real estate developer, he is familiar with many bank related issues including aspects of legal, financial and reputational risk analysis.  Mr. Walker serves on the Directors Loan Committee, Human Resources Committee, and Nominating Committee for Valley Financial Corporation and Valley Bank.  Mr. Walker completed his various non-profit board positions in 2005 to focus on work and family; however, he continued to support the various non-profits collaterally.  Mr. Walker’s directorships over the past five years include Valley Financial Corporation and Valley Bank.  Mr. Walker received his undergraduate degree from University of North Carolina Chapel Hill and his J.D. from Washington and Lee University.

Directors Who Will Continue in Office

Class C Directors

Ellis L. Gutshall
Mr. Gutshall, 60, has been a director of the Company since June 1996.  He began his banking career in 1973 with First Virginia Banks, Inc., Falls Church, Virginia and was transferred to its Roanoke-based member bank in 1976 as head of commercial banking. While employed with the Roanoke-based member bank, he progressed to Executive Vice President in charge of all commercial banking and commercial credit underwriting activities.  Mr. Gutshall joined Valley Financial Corporation and Valley Bank during the organizational phase in 1995 as Chief Lending Officer and was named President and Chief Executive Officer of Valley Financial Corporation and Valley Bank in June 1996. Under the direction and leadership of Mr. Gutshall, the Company has grown to over $750 Million in assets and fourth in deposit market share within the Roanoke MSA.  Banking related affiliations include current director and past chair of Community Bankers Bank, Richmond, current director of Virginia Bankers Association (VBA) Benefits Corporation, Richmond, director and current Vice Chair of Virginia Association of Community Banks, Richmond and past director, BI Investments, Richmond (VBA brokerage unit).  Mr. Gutshall’s directorships over the past five years include Valley Financial Corporation, Valley Bank, Community Bankers Bank, Roanoke Valley Chapter—Red Cross, Greater Roanoke Valley Development Foundation, VBA Benefits Corporation, Virginia Association of Community Banks, Roanoke Regional Chamber of Commerce, Downtown Roanoke, Incorporated, The Shenandoah Club, The Arts Council of the Blue Ridge, BI Investments, Richmond (VBA brokerage unit).  Mr. Gutshall is a 1973 graduate of Washington & Lee University with a B.A. in Economics and a 1990 graduate of the American Bankers Association Stonier Graduate School of Banking.

Mason Haynesworth
Mr. Haynesworth, 70, has been a director of the Company since June 1997.  He is President of Personnel Administrate Enterprises, Inc. which performs accounting and payroll services for retail businesses.  He was former Director – Specialized Audits for Norfolk Southern Corporation.  Mr. Haynesworth is a certified internal auditor and a certified fraud examiner.  He previously served as Vice Chairman of the Association of Certified Fraud Examiners, Austin, TX.  Mr. Haynesworth currently serves as Chairman of the Audit Committee and also serves on the ALCO Oversight Committee.  Mr. Haynesworth’s directorships over the past five years include Valley Financial Corporation, Valley Bank, Boy’s Home, and the Foundation for Roanoke Valley.   He received his BS in Accounting and Business Education from Hampton University, MBA from Virginia Tech, and is a graduate of Duke University’s FUQUA School of Business Management Development Program.

George W. Logan
Mr. Logan, 66, has been a director of the Company since March 1994.  A native of Salem, Virginia, Mr. Logan has 40 years of active general management and corporate finance experience.  He has served as CEO & CFO of a $35 million family business and is currently designated the “Audit Committee Financial Expert” of another publicly held company.  Additionally, Mr. Logan has served as an Audit and Executive Committee member of a $500 million publicly held industrial manufacturer; the Audit Committee chair of a $1.5 billion privately held logistics company; the co-founder and board chair of major privately held US trade publishing company; and an adjunct faculty member of the UVA Darden School.  Mr. Logan has broad business experience in numerous other privately held commercial enterprises and not-for-profit organizations. Mr. Logan is a self-employed private investor with substantial financial and general management expertise and is a partner/investor in various industrial and commercial real estate developments in Poland and Texas.  Mr. Logan is Chairman of the Board and an organizing director of Valley Financial Corporation and Valley Bank.  In addition, his for-profit directorships over the past five years include: Roanoke Electric Steel, Roanoke, VA;  MariCal, Inc, Portland, ME;  Davis H. Elliot Company, Roanoke, VA;  NSW, LLC, Roanoke, VA;  Burris Logistics, Milford, DE;  H.L. Lawson Company, Roanoke, VA;  Alliance Logistics Center, Warsaw/Blonie,  Poland;  Alliance Silesia Logistics Park, Czeladz, Poland;  Cadence, Inc., Verona, VA;  RGC Resources, Inc., Roanoke, VA; Pecan Reserve Commercial Center, Fort Worth/Granbury, TX.  He also has served as director for the following non-profit boards during the past five years:  Carilion Health Systems, Roanoke, VA; Marine Biological Laboratory, Woods Hole, MA; George Washington Foundation, Fredericksburg, VA; Foundation For Management Education in Central America

(FMECA), Washington, DC.  Mr. Logan received his B.A. in History and M.B.A. from the University of Virginia, where he has been a Lecturer in the Darden School of Business since 1996.

Geoffrey M. Ottaway
Mr. Ottaway, 63, has been a director of the Company since January 2005.  He is Chairman of Checker Leasing, Inc. which operates approximately 2,000 vehicles in five southeastern states and employs approximately 250 people.  Mr. Ottaway joined the board of Valley Financial Corporation and Valley Bank in 2005 and currently serves on the Audit Committee and the ALCO Oversight Committee.  He previously served on the board of Central Fidelity Bank for ten years.  Mr. Ottaway’s directorships over the past five years include Valley Financial Corporation and Valley Bank.

Class A Directors

James S. Frantz, Jr.
Mr. Frantz, 54, has been a director of the Company since January 2005.  He is President and Chief Executive Officer of Graham-White Manufacturing Company, a position he has held since 1993.  His Valley Bank service includes membership on the Directors Loan Committee and Audit Committee.  In addition, he is immediate Past-Chairman of the Finance Committee, Young Presidents’ Association International, past-Chairman of Silent Preferred Partners, Young Presidents’ Association (Southern 7 Chapter), and the Virginia Manufacturers Association.  He is a past-President of the former Goodwill Industries Tinker Mountain, the Virginia Museum of Transportation and past Vice-President Administration, Blue Ridge Mountains Council – Boy Scouts of America.  His directorships during the past five years include: Valley Financial Corporation, Valley Bank, Graham-White Manufacturing Company, Silent Preferred Partners LLC, Virginia Manufacturers Association, Young Presidents’ Association International, Goodwill Industries of the Valleys, Blue Ridge Mountains Council – Boy Scouts of America.  He is a graduate of Washington and Lee University (BS Commerce) and Wake Forest University (MBA).

Eddie F. Hearp
Mr. Hearp, 67, has been a director of the Company since March 1994.  He has been a resident of Roanoke since 1970, is CEO of National Financial Services, Inc., a firm specializing in personal and business insurance, and retirement benefit planning. Mr. Hearp’s professional experience has focused on assisting clients in asset accumulation, retirement planning, estate planning, and wealth transfer.  By assisting clients in determining their plans, goals, and objectives, time horizons, Mr. Hearp develops appropriate strategies to achieve success and the results desired.  He is a Chartered Life Underwriter and a Chartered Financial Consultant and a member of the Society of financial Professionals, the International Association of Financial Planners, the Estate Planning Council and a life member of the Million Dollar Round Table. Mr. Hearp has been President of the Roanoke Valley Chapters of the General Agents and Managers Association and the American Society of Chartered Life Underwriters.  He is a past-director of the Virginia Tech Athletic Board and past-president of the Virginia Tech Alumni Association., past director of the Science Museum of Western Virginia, and a member of the Smith Mountain Partnership. Mr. Hearp has not held any directorships during the past five years other than with Valley Financial Corporation and Valley Bank.  Mr. Hearp is a founding  organizer/director of Valley Financial Corporation and Valley Bank and currently serves on the Executive Committee, the Directors Loan Committee, and the Audit Committee of the Company.  Mr. Hearp received his B.S. and M.S. in Business Administration from Virginia Polytechnic Institute and State University.

Anna L. Lawson
Mrs. Lawson, 67, has been a director of the Company since March 1994.  As a lifelong resident of the Roanoke Valley, Mrs. Lawson understands our community, and believes that the community bank plays a critical role in the success of all sectors.  Her corporate experience includes 12 years on the board of Frigid Freeze Foods, a frozen food distributorship in Salem, VA, where she acted as corporate secretary for most of her tenure.  She is a founding organizer/director of Valley Financial Corporation and Valley Bank, where she chaired the ALCO Oversight Committee for 15 years, and now chairs the Human Resources and Nominating Committees.  In the non-profit arena, she has held writing and editorial positions at Hollins College and the Kettering Foundation, Dayton, Ohio. Her leadership, financial, management, and marketing skills have been further honed and developed on several non-profit boards, including four which she had chaired in recent years: Total Action

Against Poverty (TAP, the Roanoke area’s community action agency), Hollins University, The Nature Conservancy - Virginia Chapter, and the Virginia Foundation for the Humanities (the state affiliate of the National Endowment for the Humanities).  In addition to the Company and Bank, Mrs. Lawson has served as director or trustee of the following entities during the past five years:  Virginia Environmental Endowment, Virginia Land Conservation Foundation, The Nature Conservancy - VA Chapter, Virginia Foundation for the Humanities, Art Museum of Western Virginia (Taubman Museum), and the Virginia Historical Society.  Mrs. Lawson received her B.A. and M.A. degrees from Hollins College and Ph.D from the University of Virginia.

John W. Starr, MD
Dr. Starr, 63, has been a director of the Company since March 1994.  He has been a resident of Roanoke since 1977, is on staff at Carilion Clinic Cardiology.  He previously has been a member and Treasurer of Consultants in Cardiology, P.C., Chief of the Medical Specialties Department at Roanoke Memorial, Director of the Cardiac Catheterization Laboratory at Roanoke Memorial Hospital and Clinical Associate Professor of Internal Medicine at the University of Virginia. Dr. Starr is a member of the Roanoke Academy of Medicine, the Medical Society of Virginia, and a Fellow of the American College of Cardiology.  Dr. Starr is a founding/organizing director of Valley Financial Corporation and Valley Bank and has multiple years experience on the Directors Loan Committee and the Audit Committee.  In addition to his directorships with Valley Financial Corporation and Valley Bank, Dr. Starr has also served as a director and executive committee member for Physicians Care of Virginia during the past five years.  Dr. Starr received his B.A. from Emory University and his M.D. from Duke University School of Medicine.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1 TO ELECT THE FOUR NOMINEES FROM CLASS B LISTED ABOVE AS DIRECTORS OF THE COMPANY.

COMPENSATION OF DIRECTORS

Directors of the Company do not receive any retainers or stock compensation of any kind for their services as directors, but they do receive cash fees for meetings attended.  In 2010, the fees remained unchanged from the 2009 and 2008 fees, as follows:

•	$800 for each Board meeting attended;
•	$400 for meetings of Board committees, except Audit, which received $450 for each meeting attended;
•	The Audit Committee Chairman received $550 for each Audit Committee meeting attended;
•	The Directors’ Loan Committee Chairman received $500 for each Directors Loan Committee meeting attended;
•	Committee fees are reduced by 50% if a meeting is held immediately before or after a meeting of the Board or another committee on which the director serves; and
•	Directors who are also active officers of the Company or the Bank are not eligible to receive director fees.

For 2011, all board fees will remain the same as described above for 2010.   The following table presents total compensation paid to the Board of Directors for fiscal year 2010:

Name	Fees Earned or Paid in Cash ($)
Abney S. Boxley, III	17,350
William D. Elliot	17,000
James S. Frantz, Jr.	18,350
Ellis L. Gutshall	-
Mason Haynesworth	17,150
Eddie F. Hearp	19,750
Anna L. Lawson	12,325
Barbara B. Lemon	16,375
A. Wayne Lewis *	10,400
Samuel L. Lionberger, Jr.	15,600
George W. Logan	13,400
Geoffrey M. Ottaway	15,550
John W. Starr, M.D.	20,475
Ward W. Stevens, M.D.	19.200
Edward B. Walker	15,750
Michael E. Warner **	4,200

Total	232,875

*  Mr. Lewis resigned from the Board of Directors, effective August 27, 2010.
**  Mr. Warner retired from the Board of Directors as required by the bylaws of the Company, effective May 12, 2010.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following individuals are the executive officers of the Company who are not also directors. Officer titles are for Valley Bank, unless specified otherwise. Unless otherwise specified, each officer has held their current position for at least five years.

Name	Principal Occupation	Age	Since

Kimberly B. Snyder, CPA	Executive Vice President & Chief Financial Officer, 2007-2010; Senior Vice President & Chief Financial Officer, 2005-2007; previously Vice President of Finance, The Egg Factory, LLC, 1999-2005	40	2005

Andrew B. Agee	Senior Vice President and Chief Lending Officer, 2010; Senior Vice President & Senior Real Estate Officer, 2004-2010; previously Senior Vice President & Senior Real Estate Officer, National Bank of Commerce	49	2005

R. Grayson Goldsmith	Senior Vice President & Business Banking Manager, 2007-2010; previously Senior Vice President / Commercial Section Head, SunTrust Bank 2000-2007	56	2007

Mary P. Hundley	Senior Vice President & Chief Risk Officer, 2006-2010; Senior Vice President, Credit Administration, 2003-2006	51	2003

JoAnn M. Lloyd	Senior Vice President & Chief Information Officer, 2006 – 2010; Senior Vice President, Deposit Operations and IT, 2003-2006	57	2003

Edward C. Martin	Senior Vice President & Chief Credit Officer, 2007-2010; Vice President, Business Banking Officer, 2004-2007; previously Vice President, National Bank of Commerce	37	2007

Kevin S. Meade	Senior Vice President & Senior Business Banking Officer, 2008 – 2010; previously Executive Vice President, SunTrust Bank 2006 – 2008; Senior Vice President, SunTrust Bank 2000-2006	40	2009

Connie W. Stanley	Senior Vice President & Chief Retail Banking Officer, 2006-2010; Senior Vice President & Retail Banking Head, 2003-2006	59	2003

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has had and expects to have loan transactions with certain directors and officers and their affiliates. Management of the Bank is of the opinion that such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and do not involve more than normal risk of collectability or present other unfavorable features.

CORPORATE GOVERNANCE

Board Leadership
We have had a policy unanimously established by its Board of Directors in 1995 that the Chief Executive Officer and the Chairman of the Board would never be the same individual. The Board believes that there is an inherent conflict in having both positions occupied by one individual.  The Board believes that the principal role of the President and Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner.  The role of the Board, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the company for the benefit of its shareholders, and to balance the interests of Valley Financial Corporation’s diverse constituencies including shareholders, customers, employees, and communities.

The Company’s leadership structure is built from the bottom up, with successively higher reporting relationships being symmetrical with increased authority, responsibility and risk exposure. The CEO has a highly skilled senior management team which reports directly to the CEO and meet at least weekly, or more often if necessary.  The senior management team extends to every phase of the Bank’s activities and acts as the primary communications medium across all functional areas of the enterprise.  This structure enables information and management guidance to flow easily up, down and horizontally throughout the organization.

Board’s Role in Risk Oversight
The Board is intimately engaged in overseeing the risk management of the Company, including credit risk, liquidity risk and operational risk. This is accomplished through a strong committee system consisting of the Asset Liability Oversight (“ALCO”) Committee, the Directors’ Loan Committee, the Human Resources Committee and the Audit Committee, each of which meets with scheduled frequency with its senior staff counterparts. Each of these committees is composed of directors who are familiar with their areas of responsibility, and each committee’s attendance record is outstanding. Senior staff responsible for day-to-day risk management in each functional area report at each full Board meeting.  In addition, the Board receives commentary from each respective committee chair. Our reporting system is both retrospective and prospective in nature to enable the Board to look at both recent outcomes and to the likelihood of various future outcomes. The entire senior management team attends all Board meetings and remains for the duration of the meeting except when the Board goes into Executive Session. Also of note is that on a quarterly basis, there is a formal, joint meeting of the Audit Committee and the Directors’ Loan Committee. This meeting takes place prior to the release of the Company’s SEC quarterly and annual filings, and it enables each committee to remain well-versed in the other’s area of responsibility.

Code of Ethics
The Company has in place a written Code of Ethics for Executive Officers and Officers. The Code applies to the Chief Executive Officer, the Chief Financial Officer, all other executive officers and officers.  The Code of Ethics is included on the shareholder information page of our website at www.myvalleybank.com.

Whistleblower Procedures
The Audit Committee and the Board of Directors have approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters.  There are also procedures for the submission by Company or Bank employees of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.

Communications with Directors
The Board of Directors has adopted a policy and procedures for shareholders to communicate with directors. Shareholders of the Company are encouraged to communicate with the full Board, or with individual directors, regarding their suggestions, concerns, complaints and other matters pertinent to the Company’s business.  Shareholders should send their communication in writing to the Corporate Secretary, indicating whether it is intended for the Board as a whole, for the Chairman of a committee of the Board, or for one or more individual members of the Board.  The Corporate Secretary will review all written communications and forward them to the director or directors for whom they appear to be intended.  Communications that involve specific complaints from a customer of the Bank relating to the customer’s deposit, loan or other relationship or transactions with the Bank will be forwarded to the Chairman of the Audit Committee.

Board Committees
The Boards of the Company and the Bank are identical in membership.  The Boards have standing nominating, audit and compensation committees (or committees performing similar functions) as listed below. The Board of Directors has adopted charters for its Audit Committee, Nominating Committee, and Human Resources Committee to define the duties and responsibilities of those committees. The Audit, Nominating, and Human Resources Committee charters are included on the shareholder information page of our website at www.myvalleybank.com.  If you would prefer to receive a copy via mail at no cost to you, please contact the Corporate Secretary.

Executive Committee

The Company and the Bank also have an Executive Committee which is chaired by the Chairman of the Board. Its members are elected annually by the full Board, as are the members of every standing Committee. The Executive Committee, when necessary, is empowered to act on behalf of the full Board between scheduled Board meetings.

Nominating Committee

The Nominating Committee consists of Directors Lawson (Chairman), Lionberger, Lemon, Logan, Stevens and Walker.  The Board of Directors has determined that all Nominating Committee members are “independent” directors under the current listing standards of the NASDAQ Stock Market.  The Nominating Committee evaluates and recommends to the Board of Directors nominees for election as directors of the Company and the Bank. The Nominating Committee met one time in 2010. The Nominating Committee and the Board have approved a Nominating Committee Charter, which is included on the shareholder information page of our website at www.myvalleybank.com.

Potential candidates for nomination and election to the Board are identified by current Board members, management and shareholders.  All candidates, including those recommended by shareholders, will be considered using the same criteria.  While the Company does not have a specific Diversity Policy, the Company considers the extent to which a potential candidate contributes to a mix of Board members that represents a diversity of background, talent, skill, specialized experience and viewpoint, including with respect to race and gender.  Generally, candidates should possess an in-depth knowledge of our community as a whole, be highly qualified by business, professional or comparable experience, eager to serve on the Board, financially capable of making a meaningful investment in the Company’s stock, able to develop meaningful new customer relationships for the Bank and capable of representing the interests of all shareholders and not merely those of any special interest group.

When considering a potential candidate the Nominating Committee and the Board will consider their personal knowledge of the candidate, information from outside sources concerning the candidate’s qualifications, and the results of an interview, if appropriate.

Shareholder Nominees
While there are no formal procedures for shareholders to submit director recommendations, the Nominating Committee will consider candidates recommended by shareholders in writing.  Such written submissions should include the name and address of the shareholder submitting the nomination; name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director, and a written consent of the candidate that he or she will serve if elected.  All such shareholder recommendations should be submitted to the attention of Ellis L. Gutshall, President and CEO, Valley Financial Corporation, 36 Church Avenue, SW, Roanoke, Virginia  24011.  Based on an anticipated date of May 9, 2012 for the 2012 Annual Meeting of Shareholders, such recommendations must be received no earlier than February 9, 2012 and no later than March 10, 2012 in order to be considered by the Nominating Committee for the next annual election of directors.  Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating Committee based on the qualifications described above.  The Nominating Committee is under no obligation to formally respond to recommendations although, as a matter of practice, every effort is made to do so.  The Nominating Committee received no shareholder nominations of directors for the 2011 Annual Meeting of Shareholders.

Human Resources Committee

The Human Resources Committee (the “HR Committee”) serves as the Company’s compensation committee and consists of Directors Lawson (Chairman), Lemon, Lionberger, Logan, Stevens and Walker.  The Board of Directors has determined that all HR Committee members are “independent” directors under the current listing standards of the NASDAQ Stock Market. The HR Committee oversees the Company’s compensation and benefits practices, recommends to the full Board the compensation arrangements for all executive officers of the Company and the Bank, administers any executive compensation plans and stock incentive plans, and reviews management succession plans. The HR Committee may not delegate its authority with respect to the Company’s compensation and benefits practices.  The HR Committee did not engage a compensation consultant for fiscal year 2010.  The HR Committee met six times in fiscal year 2010.  The HR Committee’s adopted charter is included on the shareholder information page of our website at www.myvalleybank.com.

Audit Committee

The Audit Committee is appointed by the Board to assist in monitoring the integrity of the financial statements and of financial reporting.  The purpose of the Audit Committee is to monitor the proper operation of internal and disclosure controls and procedures in accordance with the Sarbanes-Oxley Act of 2002, compliance with legal and regulatory requirements, the performance of the internal audit function, and the independence, qualifications, and performance of the independent registered public accountants.  The Audit Committee operates according to a written charter adopted by the Board, which is available on the shareholder information page of our website at www.myvalleybank.com.

The Audit Committee consists of directors Haynesworth (Chairman), Frantz, Hearp, Lawson, Lemon, and Ottaway.  The Board of Directors has determined that all Audit Committee members are “independent” directors under the current standards of the SEC and the NASDAQ Stock Market.  The Board of Directors has also determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Haynesworth qualifies as an “audit committee financial expert” as defined by SEC regulations.  The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks.  The Audit Committee’s meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the Company’s independent registered public accountants, the Company’s internal auditors, the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, the Company’s Chief Risk Officer, and the Company’s general counsel (as a group or separately as deemed necessary).  The Audit Committee met seven times during fiscal year 2010.

Audit Committee Pre-Approval Policy
The Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company’s independent registered public accountants.  The Audit Committee or a designated member of the Audit Committee must pre-approve all audit (including audit-related) and non-audit services performed by the independent registered public accountants in order to ensure that the provision of such services does not impair the independent registered public accountant’s independence.  Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting.  The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accountants to management.

Independent Certified Public Accountants
Elliott Davis, LLC acted as the Company’s independent registered public accountants for the fiscal year ended December 31, 2010.  Representatives of Elliott Davis, LLC are expected to attend the Annual Meeting and will have the opportunity to make a statement if they so desire.  They will be available to respond to questions from shareholders. All audit, audit-related and tax services provided by third parties were pre-approved by the Audit Committee, which concluded that the provision of some such services by Elliott Davis, LLC were compatible with the maintenance of the respective firm’s independence in the conduct of its auditing functions.

Auditor Fees and Services
The following table presents fees for professional services, including various audit and non-audit services, as approved by the Audit Committee and rendered by Elliott Davis, LLC for the audit of the Company’s annual financial statements for fiscal 2010 and fiscal 2009, together with fees for audit-related services and tax services rendered by that firm during fiscal 2010 and fiscal 2009.  Audit fees consisted primarily of the audit of the Company’s annual consolidated financial statements and for reviews of the condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K.  Audit-related fees consisted primarily of the audit of the Company’s employee benefit plan as well as consultations regarding generally accepted accounting principles.  There were no other fees billed by the Company’s principal accountant during fiscal 2010 or fiscal 2009.

External Auditors	2010	2009
Audit Fees	$77,700	$73,700
Audit-Related Fees	11,866	11,305
Tax Fees	8,850	7,911
Total	$98,416	$92,916

Audit Committee Report
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the internal audit function and independent auditors, and risk assessment and risk management.  The Audit Committee manages the Company’s relationship with its independent registered public accountants (who report directly to the Audit Committee).  The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Company’s management has primary responsibility for the financial reporting process and for preparing the financial statements.  Elliot Davis, LLC, the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities for 2010, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.
2.
The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Codification of Statements on Auditing Standard, ASU 380, as modified or supplemented.

3.
The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Committee concerning independence, and has discussed with the independent registered public accountants the independent registered public accountant’s independence.

5.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Valley Financial Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Members of the Audit Committee
Mason Haynesworth, Chairman
William D. Elliot
James S. Frantz, Jr.
Eddie F. Hearp
Anna L. Lawson
Barbara B. Lemon
Geoffrey M. Ottaway

EXECUTIVE COMPENSATION

General Philosophy
Our philosophy on compensation is to pay for performance that supports the Company’s business strategies.  We balance the need to recruit and retain executives who can meet and exceed business goals with the need to motivate and reward short-term and long-term performance that is in the best interest of the shareholders.  This is accomplished by the annual profit-sharing pay program that is tied to annual financial performance measures, and long-term equity pay programs that are aligned with overall company strategy and long-term stock appreciation.  The Company also targets base salary and benefit programs at competitive market compensation levels that enable the company to attract and retain executive management.  Targets for salary, profit-sharing, and equity are reviewed and set as appropriate for each Named Executive Officer.  Components of the total compensation program may be modified while the Company is subject to regulations under the Emergency Economic Stabilization Act of 2008, as amended (“EESA”), as described below.  The process by which the HR Committee makes specific decisions relating to executive compensation includes consideration of the above philosophy, the performance of the Company compared to peers and industry standards, success in attaining annual and long-term goals and objectives, management of compensation expense, executive officer potential, and individual performance, experience, and contributions.

Compensation Issues Related to the Company’s Participation in TARP
The Company elected to participate in the United States Department of the Treasury’s Capital Purchase Program, commonly known as “TARP”.  In December 2008, we issued to the Treasury 16,019 shares of our preferred stock and a warrant to purchase our Common Stock in exchange for approximately $16 million in cash.

As a condition to participating in the program, certain of our senior executive officers and employees, including the Named Executive Officers in Summary Compensation Table below, are subject to certain restrictions on executive compensation contained in Section 111 of EESA, as implemented through Treasury’s Interim Final Rule titled “TARP Standards for Compensation and Corporate Governance.”  The Interim Final Rule includes, among other things, the following restrictions on the compensation of our Named Executive Officers:

•	Any bonus payments made to our Named Executive Officers are subject to a “clawback” if such bonus payment was based on materially inaccurate financial statements or other performance criteria.
•	We are prohibited from paying any severance payments to our Named Executive Officers.
•
We are prohibited from paying or accruing any bonus payment to Ellis L. Gutshall, our most highly compensated employee, except for (i) an award of long-term restricted stock with a value not exceeding one-third of his annual compensation and (ii) a payment contractually required to be paid and to which he had a legally binding right as of February 11, 2009.

As a result of these restrictions, we were required to amend our employment agreements with Mr. Gutshall and Ms. Snyder and terminate our change-in-control agreement with Mr. Agee.  The details of these amendments are described more fully below under “Employment Agreements”.

We are subject to these restrictions for such time as any obligation arising from our receipt of financial assistance from the Treasury remains outstanding.  Subject to consultation with the appropriate federal banking agency, we are permitted to repay the financial assistance and repurchase the preferred stock from the Treasury at any time.  If we do so, we will no longer be subject to these restrictions.

Roles and Responsibilities
The primary purpose of the HR Committee is to conduct reviews of the Company’s general executive compensation policies and strategies and oversee and evaluate the Company’s overall compensation structure and program.  Direct responsibilities include, but are not limited to:
•
Evaluating and approving goals and objectives relevant to compensation of the Chief Executive Officer and other executive officers, and evaluating the performance of the executives in light of those goals and objectives;

•	Determining and approving the compensation level for the Chief Executive Officer;
•	Reviewing and approving the compensation levels of other key executive officers recommended to the Committee by the Chief Executive Officer;
•	Reviewing and approving all grants of equity-based compensation to all employees, including executive officers as recommended to the Committee by the Chief Executive Officer;
•	Recommending to the Board compensation policies for outside directors; and
•
Reviewing performance-based and equity-based incentive plans for the Chief Executive Officer and other executive officers and reviewing other benefit programs presented to the HR Committee by the Chief Executive Officer.

The Chief Executive Officer provides performance reviews and recommendations with respect to the Company’s subordinate Named Executive Officers for the HR Committee’s consideration, and manages the Company’s overall executive compensation programs, policies, and governance with assistance from the Chief Financial Officer.

The Chief Risk Officer (“CRO”) has the responsibility of evaluating all employee compensation plans, programs, policies, and agreements for components that may cause unnecessary and excessive risk-taking.  The CRO meets with the Committee semiannually to discuss her findings.

Compensation Structure and Elements
Our executive compensation program normally consists of four main elements of compensation:  base salary, performance-based awards, annual profit-sharing awards, and long-term equity awards.  The HR Committee believes that a certain level of discretion is appropriate in determining the amount of compensation to be paid, the mix of compensation components, and the relationship between compensation levels provided to the Chief Executive Officer and other Named Executive Officers.  In making pay determinations, the HR Committee considers the level and mix of compensation paid to the Named Executive Officers relative to the 75th percentile of the peer group, and takes into account the executive’s experience, responsibilities, and performance.  The base salary, performance-based incentive awards, and annual profit-sharing awards are all expensed in the year earned and taxed as ordinary income to the participants.  The long-term equity-based compensation awards are expensed in accordance with Generally Accepted Accounting Principles.  The gain realized from these awards is taxed as ordinary income in the year of exercise if the participant does not hold the stock for the holding period required.  If the participant holds the stock for the required holding period, any gain realized from the sale of the stock after the holding period is treated as capital gain for tax purposes.

Profit-Sharing Awards
The Company recognizes the importance of a well-designed profit-sharing plan that rewards individual performance as well as allows employees to share in the profits of the Company when strategic goals are met.   As such, the Company introduced the Employee Profit Sharing Plan (“Profit Sharing Plan”) as part of the Company’s overall Strategic Plan for 2010 – 2012.  The Profit Sharing Plan is designed to reward performance for meeting individual goals and objectives that are aligned with the Company’s overall Strategic Plan.  All Company compensation programs exclude incentives for executive officers to take unnecessary and excessive risks that threaten the value of the Company and shall not incorporate any activities that would encourage manipulation of reported earnings to enhance the compensation of any employee.  Any incentive earned by the President and CEO under the Profit Sharing Plan is paid in the form of long-term restricted stock that vests after two years and upon repayment of TARP proceeds to the U.S. Treasury.

For 2010, the profit sharing award was tied to the Company exceeding budgeted net income to common shareholders.  Actual performance in comparison to budget was exceptional and as such, the Company contributed $295,000 to the Profit Sharing Plan for 2010.  The Profit Sharing Plan paid an award as a percentage of base salary to all officer-level employees.  Non-officer level employees were paid a flat amount.  Awards were paid in a combination of long-term restricted stock and cash, with the exception of the President and CEO whose award will be paid in the form of long-term restricted stock that vests after two years and upon repayment of TARP proceeds to the U.S. Treasury.  Mr. Gutshall’s long-term restricted stock award will be made upon shareholder approval of the 2011 Stock Incentive Plan.

Long-Term Incentive Awards
The principal purpose of the long-term incentive program is to promote the success of the Company by providing incentives to key employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value.

The Company has a 2005 Key Employee Equity Award Plan (the “2005 Plan”).  The 2005 Plan gives the Company flexibility in tailoring equity-based compensation awards for employees from time to time to the continuing objective of aligning employee incentives with the interests of shareholders as the Company grows and develops.  In addition to incentive and nonqualified stock options, the 2005 Plan permits the grant of restricted stock, stock appreciation rights and stock units to persons designated as “Key Employees”.  The maximum aggregate number of shares of the Common Stock that may be issued pursuant to awards made under the 2005 Plan may not exceed 250,000.  Within the maximum limits, the 2005 Plan specifies that stock appreciation rights may not be granted with respect to more than 500 shares per recipient (2,000 shares for a new employee recipient) per year; and restricted shares and stock units, respectively, may not be granted for more than 5,000 shares per year per recipient if the grants are subject to performance-based vesting conditions.  As of the date of this proxy, the 2005 Plan has 1,764 shares available for issuance.

Employment Agreements
Ellis L. Gutshall.  Mr. Gutshall is employed as President and Chief Executive Officer of the Company and the Bank pursuant to an amended employment agreement effective as of December 12, 2008.  Under his employment agreement, he has the duties and responsibilities customarily exercised by the person serving as chief executive officer of a bank holding company or a commercial bank, as the case may be.  The agreement has a three year term with an automatic extension each year of one additional year unless either party gives notice at least 120 days prior to the date of extension that the employment agreement shall not be extended. The employment agreement provides for a certain minimum salary level that may be increased (but not decreased) by the Board pursuant to an annual evaluation, as well as group benefits to the extent provided to other executives, the establishment of a split-dollar life insurance plan, and an automobile allowance (which amount is included in the Other Compensation column of the Summary Compensation Table below).

Mr. Gutshall’s employment agreement also contains change-in-control provisions.   In order to comply with TARP, these provisions were amended by the Board on March 18, 2009, effective December 12, 2008, to prohibit any payment to Mr. Gutshall on departure from the Company other than payment for services performed or benefits accrued. As contemplated by TARP, once the Treasury no longer holds the Company’s preferred stock, the prohibition on severance payments will no longer apply, and Mr. Gutshall will again be entitled to payments under the provisions described below.

Once the Treasury no longer holds any of the Company’s preferred stock, his employment agreement entitles Mr. Gutshall to certain benefits in the event his employment is terminated within three years of a change in control of the Company for reason other than death, retirement, disability, cause, voluntary resignation other than for good reason, or pursuant to notice of termination given prior to the change in control (except notice of termination given after any regulatory filing has been made in contemplation of a change-in-control). If a change-in-control followed by such termination occurs, Mr. Gutshall will receive a lump-sum payment equal to 2.99 times annualized compensation (determined as set forth in the agreement), provided that if the payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax (the “Excise Tax”), the amount of such payment will be reduced by the amount necessary to avoid the Excise Tax.  The lump-sum payment will be made six-months following such termination in accordance with Section 409A of the Internal Revenue Code.  For this purpose, a change-in-control shall be deemed to have occurred at such time as (i) any Person is or becomes the “beneficial owner” directly or indirectly, of 20% or more of the combined voting power of the Employer’s voting securities; (ii) the Incumbent Board ceases for any reason to constitute at least the majority of the Board, provided that any person becoming a director subsequent to the date of the Agreement whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least 75% of the directors comprising the Incumbent Board shall be treated as an “incumbent;” (iii), all or substantially all of the assets of the Company or the assets of the Bank are sold, transferred or conveyed by any means, including but not limited to direct purchase or merger, if the transferee is not controlled by the Company, control meaning the ownership of 50% of the combined voting power of Company’s voting securities; or (iv) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by the former shareholders of the Company.  The triggering events above were set by the HR Committee to encourage Mr. Gutshall to assess strategic opportunities objectively and to protect Mr. Gutshall in the event of a change-in-control if he is terminated or materially adversely affected as a result of the change-in-control.

Mr. Gutshall’s employment agreement also sets forth certain confidentiality provisions as well as a covenant not to compete.  The March 18, 2009 amendments to Mr. Gutshall’s employment agreement also waive enforcement of Mr. Gutshall’s covenant not to compete so long as the Treasury holds any of the Company’s preferred stock. Once the preferred stock is no longer held by the Treasury, the covenant not to compete will apply again and if Mr. Gutshall’s employment with the Company and/or the Bank is terminated by Mr. Gutshall other than for Good Reason (as defined in the agreement) or by the Company other than for Cause (as defined in the agreement), Mr. Gutshall agrees that for a period of 3 years from the date his employment is terminated, he will not, without the consent in writing of the Chairman of the Board of the Company, become an officer, employee, agent, partner, director or substantial stockholder of any entity engaged in the commercial or retail banking business within a 100 mile radius of the City of Roanoke, Virginia, or become associated in any substantial manner with any entity in the process of formation to engage in the retail or commercial banking business, or any group that intends to form any such entity in the geographical area described above.

The employment agreement also sets forth a provision for a life insurance policy or policies to be issued on the life of Mr. Gutshall, the premiums of which will be paid by the Company, as provided in a split-dollar agreement which is mutually satisfactory to the Company and Mr. Gutshall and discussed more fully below.

The March 18, 2009 amendment to Mr. Gutshall’s employment agreement also prohibits the Company from paying him certain bonuses, retention awards and incentive compensation not allowed to be paid to Mr. Gutshall as the Company’s most highly compensated employee under TARP. This amendment is also conditioned on the Treasury’s continued investment in the Company.

Kimberly B. Snyder, CPA.  Ms. Snyder is employed as Executive Vice President and Chief Financial Officer of the Company and the Bank pursuant to an amended employment agreement effective as of December 12, 2008.  Under her agreement, she has the duties and responsibilities customarily exercised by the person serving as chief financial officer of a bank holding company or a commercial bank, as the case may be.  The agreement has a two-year term with an automatic extension each year of one additional year unless either party gives notice at least 120 days prior to the date of extension that the Employment Agreement shall not be extended. Ms. Snyder’s employment agreement provides for a certain minimum salary level that may be increased (but not decreased) by the Board pursuant to an annual evaluation, as well as group benefits to the extent provided to other executives and the establishment of a split-dollar life insurance plan.

Ms. Snyder’s employment agreement also contains change-in-control provisions.  In order to comply with TARP, these provisions also were amended by the Board on March 18, 2009, effective December 12, 2008, to prohibit any payment to Ms. Snyder on departure from the Company other than payment for services performed or benefits accrued. As contemplated by TARP, once the Treasury no longer holds the Company’s preferred stock, the prohibition on severance payments will no longer apply and Ms. Snyder will again be entitled to payments under the provisions described below.

Once the Treasury no longer holds any of the Company’s preferred stock, Ms. Snyder’s employment agreement entitles her to certain benefits in the event her employment is terminated within three years of a change in control of the Company for reason other than death, retirement, disability, cause, voluntary resignation other than for good reason, or pursuant to notice of termination given prior to the change in control (except notice of termination given after any regulatory filing has been made in contemplation of a change-in-control). If a change-in-control followed by such termination occurs, Ms. Snyder will receive a lump-sum payment equal to 2.99 times annualized compensation (determined as set forth in the agreement), provided that if the payment is or will be subject to Excise Tax, the amount of such payment will be reduced by the amount necessary to avoid the Excise Tax.  The lump-sum payment will be made six-months following such termination in accordance with Section 409A of the Internal Revenue Code.  For this purpose, a change-in-control shall be deemed to have occurred at such time as (i) any Person is or becomes the “beneficial owner” directly or indirectly, of 20% or more of the combined voting power of the Employer’s voting securities; (ii) the Incumbent Board ceases for any reason to constitute at least the majority of the Board, provided that any person becoming a director subsequent to the date of the Agreement whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least 75% of the directors comprising the Incumbent Board shall be treated as an “incumbent;” (iii), all or substantially all of the assets of the Company or the assets of the Bank are sold, transferred or conveyed by any means, including but not limited to direct purchase or merger, if the transferee is not controlled by the Company, control meaning the ownership of 50% of the combined voting power of Company’s voting securities; or (iv) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by the former shareholders of the Company.  The triggering events above were set by the HR Committee to encourage Ms. Snyder to assess strategic opportunities objectively and to protect Ms. Snyder in the event of a change-in-control if she is terminated or materially adversely affected as a result of the change-in-control.

Ms. Snyder’s employment agreement also sets forth certain confidentiality provisions as well as a covenant not to compete.  The March 18, 2009 amendments to Ms. Snyder’s employment agreement also waive enforcement of Ms. Snyder’s covenant not to compete so long as the Treasury holds any of the Company’s preferred stock. Once the preferred stock is no longer held by the Treasury, the covenant not to compete will apply again and if Ms. Snyder’s employment with the Company and/or the Bank is terminated by Ms. Snyder other than for Good Reason (as defined in the agreement) or by the Company other than for Cause (as defined in the agreement), Ms. Snyder agrees that for a period of 2 years from the date her employment is terminated, she will not, without the consent in writing of the Chief Executive Officer of the Company, become an officer, employee, agent, partner, director or substantial stockholder of any entity engaged in the commercial or retail banking business within a 100 mile radius of the City of Roanoke, Virginia, or become associated in any substantial manner with any entity in the process of formation to engage in the retail or commercial banking business, or any group that intends to form any such entity in the geographical area described above.

The employment agreement also sets forth a provision for a life insurance policy or policies to be issued on the life of Ms. Snyder, the premiums of which will be paid by the Company, as provided in a split-dollar agreement which is mutually satisfactory to the Company and Ms. Snyder and discussed more fully below.

Andrew B. Agee.  Mr. Agee does not have an employment agreement with the Company. Until March 18, 2009 he was a party to a Change in Control Severance Agreement with the Company.  On that date the Board terminated the agreement in order to comply with TARP requirements.

Split-Dollar Life Insurance Agreements
Ellis L. Gutshall.  The Company entered into an individual split-dollar life insurance agreement with Mr. Gutshall on August 20, 2003 (and amended November 1, 2008) to assist with the objective of retaining Mr. Gutshall by providing certain death benefits to Mr. Gutshall in exchange for continued employment until retirement age.  The agreement provides for the Company to pay 100% of the premiums associated with the insurance policy specified in the agreement.  Upon Mr. Gutshall’s death, the proceeds of the respective policy shall be paid in the following order:  (a) to Mr. Gusthall’s designated beneficiary or beneficiaries an amount equal to three times his base salary during the last full year of his employment with the Bank, and (b) to the Bank the excess of the death proceeds after payment of the foregoing proceeds to Mr. Gutshall’s beneficiary.  The Bank agrees to direct the insurer with respect to the payment of the death proceeds in accordance with the agreement.

The agreement will automatically terminate upon termination of Mr. Gutshall’s employment with either the Bank or the Company regardless of reason, cause or event except:
•	death;
•	disability (as defined in Mr. Gutshall’s employment agreement described above);
•	retirement (as defined in Mr. Gutshall’s employment agreement described above);
•	termination of employment for Good Reason (as defined in Mr. Gutshall’s employment agreement described above); and
•	termination without Cause (as defined in Mr. Gutshall’s employment agreement described above).

After termination of the agreement, all rights and benefits of the Mr. Gutshall under the agreement and under the policy shall cease automatically.

Kimberly B. Snyder, CPA.  The Company entered into an individual split-dollar life insurance agreement with Ms. Snyder on November 1, 2008 to assist with the objective of retaining Ms. Snyder by providing certain death benefits to Ms. Snyder in exchange for continued employment until retirement age.  The agreement provides for the Company to pay 100% of the premiums associated with the insurance policy specified in the agreement.  Upon Ms. Snyder’s death, the proceeds of the respective policy shall be paid in the following order:  (a) to Ms. Snyder’s designated beneficiary or beneficiaries an amount equal to three times her base salary during the last full year of her employment with the Bank, and (b) to the Bank the excess of the death proceeds after payment of the foregoing proceeds to Ms. Snyder’s beneficiary.  The Bank agrees to direct the insurer with respect to the payment of the death proceeds in accordance with the agreement.

The agreement will automatically terminate upon termination of Ms. Snyder’s employment with either the Bank or the Company regardless of reason, cause or event except:
•	death;
•	disability (as defined in Ms. Snyder’s employment agreement described above);
•	termination of employment for Good Reason (as defined in Ms. Snyder’s employment agreement described above); and
•	termination without cause Cause (as defined in Ms. Snyder’s employment agreement described above).

After termination of the agreement, all rights and benefits of the Ms. Snyder under the agreement and under the policy shall cease automatically.

Supplemental Retirement Plan
In 2002, the Company instituted a Supplemental Retirement Plan (the “SERP”) for certain key officers of the Company and the Bank, including the Named Executive Officers, to assist with the objective of recruiting and retaining executive talent by providing an additional retirement incentive (above the 401(k) plan available to all employees) in exchange for continued employment until retirement age.  Because the SERP’s crediting rate is based upon Company performance in the form of return on shareholder’s equity, the SERP assists the Company in achieving alignment with shareholders’ long-term interests, as well.  The SERP is designed to provide in a base case scenario fifteen annual payments equal to 50% of a participant’s average annual salary and bonus for the five years immediately prior to retirement, reduced by the participant’s primary Social Security benefit.  The SERP contains a formula that each year varies the crediting rate for a participant’s account in accordance with the Company’s return on shareholders’ equity so that, depending on the Company’s financial performance over time, the annual benefit actually paid could be greater or less than 50% of final average compensation prior to the Social Security offset.  The SERP contains provisions for disability and survivor benefits, a benefits vesting schedule based on a combination of age and years of service, and automatic full vesting in the event of a change in control of the Company.  The funding mechanism for the plan is Company-owned insurance policies on the lives of the plan participants and, because of the tax advantages of the life insurance policies, the SERP is designed to be profit-neutral to the Company.

The SERP was amended with an effective date of November 1, 2008 to consolidate administration and bring each existing plan into written compliance with Section 409A of the Internal Revenue Code, as amended (the “Code”) and Treasury Regulations thereunder.  Code Section 409A-driven changes include minor revisions to the “Disabled” definition, and inclusion of a compliant definition of “Separation from Service”.  In addition, the plan now contains incorporates a required six-month delay for payments made to a key employee (defined in the plan as a “specified employee”) upon a separation from service.

Summary Compensation Table
The following table shows the compensation paid by the Company for the years ended December 31, 2010 and 2009 to the Chief Executive Officer, and the two other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2010 for services rendered to the Company during the year ended December 31, 2010.  These three officers are referred to as the Named Executive Officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($) *	Stock Awards ($) **	Option Awards ($) **	Change in Retirement Benefits ($)	All Other Compensation ($) ***	Total ($)
Ellis L. Gutshall	2010	346,080	-	36,640	-	71,380	40,037	494,137
President and Chief Executive Officer	2009	336,000	-	15,250	-	63,400	38,857	453,507

Kimberly B. Snyder	2010	192,938	23,492	9,720	-	9,016	15,311	250,476
EVP and Chief Financial Officer	2009	183,750	-	6,100	3,404	7,990	15,268	216,512

Andrew B. Agee	2010	163,030	14,615	7,776	-	11,266	13,865	210,552
SVP and Chief Lending Officer	2009	152,880	-	3,050	2,553	9,943	12,794	181,217

* Bonus amounts for 2010 represent awards pursuant to the Profit Sharing Plan.

** Please see Note 13 Stock Based Compensation in the Company’s audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2010 for assumptions made in the valuation for stock and option awards.

*** All Other Compensation includes an automobile allowance for Mr. Gutshall, imputed income on split dollar policies for Mr. Gutshall and Ms. Snyder, 401(k) contributions, and group term life insurance premiums for all of the Named Executive Officers.

Securities authorized for issuance under equity compensation plans.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders
Valley Financial Corporation 2005 Key Employee Equity Award Plan	296,565*	$8.44*	6,764
Valley Financial Corporation 1995 Incentive Stock Plan (see discussion in Note 13)	-	-	-
Equity compensation plans not approved by security holders	-	-	-

Total	296,565*	$8.44*	6,764

*  Includes grants of 64,015 restricted stock units that are outstanding and non-vested as of December 31, 2010.  The weighted-average exercise price in the table above does not take into account these grants.

As of December 31, 2010 there were no compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance that have not been approved by a vote of security holders.

Outstanding Equity Awards Table at Fiscal Year-End 2010:

The following table shows outstanding equity awards for the Named Executive Officers at December 31, 2010:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market or Payout Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ellis L. Gutshall	1,800	-	5.17	1/29/2011	5,000 (10)	15,250 (11)	5,000 (8)	30,000 (9)
	6,200	-	5.33	1/10/2012			1,600 (14)	6,480 (15)
	10,000	-	12.50	7/5/2015			1,600 (16)	6,480 (15)
	4,800	7,200 (1)	6.00	12/29/2018
Kimberly B. Snyder	4,000	-	12.50	7/5/2015	2,000 (13)	6,100 (11)	2,000 (12)	12,000 (9)
	1,250	-	13.00	8/10/2015			800 (14)	3,240 (15)
	1,000	250 (2)	12.20	3/12/2017			800 (16)	3,240 (15)
	3,000	2,000 (3)	12.20	3/12/2017
	1,600	2,400 (4)	6.00	12/29/2018
	800	3,200 (5)	3.05	12/9/2019
Andrew B. Agee	6,500	-	14.23	11/11/2014	1,000 (13)	3,050 (11)	1,000 (12)	6,000 (9)
	3,000	2,000 (3)	12.20	3/12/2017			640 (14)	2,592 (15)
	1,200	1,800 (6)	6.00	12/29/2018			640 (16)	2,592 (15)
	600	2,400(7)	3.05	12/9/2019

(1)	Remaining vesting of 2,400 shares each on December 30, 2011, 2012 and 2013.
(2)	Remaining vesting of 250 shares on August 31, 2011.
(3)	Remaining vesting of 1,000 shares each on March 12, 2011 and 2012.
(4)	Remaining vesting of 800 shares each on December 30, 2011, 2012 and 2013.
(5)	Remaining vesting of 800 shares each on December 31, 2011, 2012, 2013 and 2014.
(6)	Remaining vesting of 600 shares each on December 30, 2011, 2012 and 2013.
(7)	Remaining vesting of 600 shares each on December 31, 2011, 2012, 2013 and 2014.
(8)	Stock will be issued to Mr. Gutshall on January 31, 2012 if the Company achieves all of the following:
a.	Net interest margin of 3.5% for fourth quarter of 2011
b.	Decrease non-performing assets to total assets ratio to 0.50% or less by 12/31/2011; and
c.	Decrease classified assets to total assets ratio to 5.0% or less by 12/31/2011.
The stock will vest 100% upon full repayment of TARP to the U.S. Treasury.
(9)
The market value of unearned grants of restricted stock units is calculated using the closing market price per share of the Company’s stock as of December 30, 2008 of $6.00 per share multiplied times the number of unearned shares.

(10)
The grants will vest and stock will be issued to Mr. Gutshall the later of December 10, 2012 or full repayment of TARP to U.S. Treasury, if Mr. Gutshall is an employee of the Company as of December 10, 2012 and has so been employed throughout the period beginning on December 10, 2009.

(11)
The market value of unearned grants of restricted stock units is calculated using the closing market price per share of the Company’s stock as of December 10, 2009 of $3.05 per share multiplied times the number of unearned shares.

(12)
The grants will vest and stock will be issued to the grantees January 31, 2012 if the grantee is an employee of the Company on January 31, 2012 and has so been employed throughout the period beginning December 30, 2008 and the Company achieves all of the following:

a.	Net interest margin of 3.5% for fourth quarter of 2011
b.	Decrease non-performing assets to total assets ratio to 0.50% or less by 12/31/2011; and
c.	Decrease classified assets to total assets ratio to 5.0% or less by 12/31/2011
(13)
The grants will vest and stock will be issued to grantee on December 10, 2012 if grantee is an employee of the Company as of December 10, 2012 and has so been employed throughout the period beginning on December 10, 2009.

(14)
The grants will vest and stock will be issued to grantee on February 25, 2012 if grantee is an employee of the Company as of February 25, 2012 and has so been employed throughout the period beginning February 25, 2010 and the Company shall have achieved its 2011 (12 months ending December 31, 2011) net income budget as approved by the Board of Directors after payment of the preferred dividends due to the US Treasury under the TARP CPP, plus the aggregate sum of the annual expense associated with these awards.  In the case of Mr. Gutshall, the stock will not fully vest until the Company has made full repayment of TARP to U.S. Treasury.

(15)
The market value of unearned grants of restricted stock units is calculated using the closing market price per share of the Company’s stock as of February 25, 2010 of $4.05 per share multiplied times the number of unearned shares.

(16)
The grants will vest and stock will be issued to grantee on February 25, 2013 if grantee is an employee of the Company as of February 25, 2013 and has so been employed throughout the period beginning February 25, 2010 and the Company shall have achieved its 2012 (12 months ending December 31, 2012) net income budget as approved by the Board of Directors after payment of the preferred dividends due to the US Treasury under the TARP CPP, plus the aggregate sum of the annual expense associated with these awards.  In the case of Mr. Gutshall, the stock will not fully vest until the Company has made full repayment of TARP to U.S. Treasury.

PROPOSAL NO. 2: NON-BINDING VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 (the “ARRA”) includes a provision requiring TARP Capital Purchase Program participants like Valley Financial Corporation, during the period in which any obligation arising from assistance provided under the Capital Purchase Program remains outstanding, to permit a separate and non-binding shareholder vote to the compensation of executives as disclosed pursuant to the compensation disclosure rules of the SEC.   Such a proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse Valley Financial Corporation’s executive pay program.  Accordingly, shareholders of Valley Financial Corporation are being asked to approve the following resolution:

“RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.”

Non-binding approval of the Company’s executive compensation program would require that a majority of the shares cast at the annual meeting vote in favor of the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation program as disclosed in this proxy statement is approved.

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. The HR Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL
OF PROPOSAL NO. 2 – NON-BINDING VOTE ON EXECUTIVE COMPENSATION

PROPOSAL NO. 3  -- APPROVAL OF 2011 STOCK INCENTIVE PLAN

The Board of Directors has approved, and recommends that our shareholders approve, the Valley Financial Corporation 2011 Stock Incentive Plan (the “2011 Plan”).  Our experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company.

The complete text of the 2011 Plan is attached to this proxy statement as Exhibit A.  The following general description of the principal features of the 2011 Plan is qualified in its entirety by reference to Exhibit A.

General Information

The 2011 Plan authorizes the Human Resources Committee of the Board of Directors to grant one or more of the following awards to officers and key employees of the Company and its Related Entities who are designated by the Human Resources Committee:

•	options;
•	stock appreciation rights (“SARs”);
•	stock awards; and
•	stock units.

“Related Entities,” as used above and in the 2011 Plan, means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

The Human Resources Committee will administer the 2011 Plan.  As used in this summary, the term “administrator” means the Human Resources Committee.

The 2011 Plan will succeed the Company’s 2005 Key Employee Equity Award Plan (the “2005 Plan”).  No determination has been made as to which persons eligible to participate in the 2011 Plan will receive awards under the 2011 Plan and, therefore, the benefits to be allocated to any individual or to various groups are not presently determinable.

If our shareholders approve the 2011 Plan, the Company will be authorized to issue under the 2011 Plan up to 250,000 shares of Common Stock plus the number of shares of Common Stock available under the 2005 Plan as of the date the 2011 Plan was adopted by the Company’s Board of Directors.  Generally, if an award is terminated, the shares allocated to that award under the 2011 Plan may be reallocated to new awards under the 2011 Plan.  Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the 2011 Plan may also be reallocated to other awards.

The 2011 Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the 2011 Plan and in the number of shares and price of all outstanding grants and awards made before such event.

The 2011 Plan also provides that no award may be granted more than 10 years after the date the 2011 Plan is adopted by the Board of Directors.

On March 4 2011, the closing price for a share of Common Stock on the Nasdaq Capital Market was $4.63.

Grants and Awards under the 2011 Plan

The principal features of awards under the 2011 Plan are summarized.

Stock Options

The 2011 Plan permits the grant of incentive stock options and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of the grant, except that the exercise price for incentive stock options granted to employees who own more than 10 percent of the Company’s voting power (a “10 percent shareholder”) will not be less than 110 percent of the fair market value of a share of Common Stock on the date of the grant.  The period in which an option may be exercised is determined by the Human Resources Committee on the date of the grant, but may not exceed 10 years (or five years for incentive stock options granted to 10 percent shareholders).  Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator or using a cashless exercise procedure approved by the administrator through a broker or dealer approved by the administrator.  If the agreement provides, payment may be made with shares of Common Stock, including the withholding of shares of Common Stock upon exercise to the extent permitted under applicable laws and regulations.  The 2011 Plan provides that a participant may not be granted options in a calendar year for more than 25,000 shares of Common Stock.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options.  Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR.  At the discretion of the Human Resources Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof.  The maximum period in which a SAR may be exercised is 10 years from the date of its grant.  The 2011 Plan provides that a participant may not be granted SARs in a calendar year for more than 10,000 shares of Common Stock.  For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to performance objectives or other conditions set forth in the grant agreement.  By way of example, the restrictions may postpone transferability of the shares or may provide the shares will be forfeited if the participant separates from service from the Company or fails to achieve stated performance objectives, which may include the performance criteria below.  The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Internal Revenue Code in the case of stock awards intended  to constitute “qualified performance-based compensation” under that Code Section.  The 2011 Plan provides that a participant may not be granted stock awards in any calendar year for more then 50,000 shares of Common Stock.

Stock Units

The Human Resources Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of both.  The performance objectives that apply to a stock unit award may be based on the performance criteria below.  The 2011 Plan provides that no participant may be granted more than 50,000 stock units in a calendar year.

Performance Criteria

The performance objectives stated with respect to an award may be based on one or more of the following performance criteria:
•	cash flow and/or free cash flow (before or after dividends);
•	earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share);
•	the price of Common Stock;

•	return on equity;
•	total shareholder return;
•	return on capital (including return on total capital or return on invested capital);
•	return on assets or net assets;
•	market capitalization;
•	total enterprise value (market capitalization plus debt);
•	economic value added;
•	debt leverage (debt to capital);
•	revenue;
•	income or net income to common shareholders;
•	net interest income;
•	operating profit or net operating profit;
•	net interest margin;
•	return on operating revenue;
•	cash from operations;
•	operating ratio;
•	asset quality ratios; and
•	market share.

Change in Control Provisions

The 2011 Plan permits the Human Resources Committee to adjust terms of outstanding stock awards, options, stock units and SARs as it determines to be equitably required in the event of a “Change in Control” (as defined in the 2011 Plan).

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the 2011 Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the 2011 Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, the Company may not deduct any amount in connection with the incentive stock option.

In addition, if the employee sells shares acquired under an incentive stock option before the end of required holding periods, he or she recognizes ordinary income in the year of the sale.  That income equals the difference between the exercise price and fair market value of the stock on the date of exercise.  The Company will be entitled to a federal income tax deduction if, and to the extent, a participant recognizes ordinary income with respect to his or her incentive stock option.

Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense for the year of exercise.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock at grant in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Performance-Based Compensation

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded companies. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that grants of options and SARs under the 2011 Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the 2011 Plan is approved by the shareholders. Stock awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.  State tax consequences may in some cases differ from those described above.

Amendment and Termination

The Board of Directors may amend or terminate the 2011 Plan at any time, provided that no such amendment will be made without shareholder approval if required by applicable law or any exchange on which the Common Stock is listed.

Vote Required

The 2011 Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.  Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
PROPOSAL NO. 3 – APPROVAL OF THE 2011 EQUITY COMPENSATION PLAN.

OTHER MATTERS

Board and Committee Meetings and Attendance
The Board of the Company and the Bank met twelve times in fiscal year 2010. All incumbent Board members attended at least 75% of the total meetings of the Boards of the Company and the Bank and all committees hereof on which he or she sat.

Section 16(a) Beneficial Ownership Reporting Compliance
Based upon a review of beneficial ownership reporting Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) of the SEC and Forms 5 and amendments thereto furnished to the Company, and upon appropriate written representations, we believe that all reports of initial and subsequent changes in beneficial ownership of the Company’s securities as required pursuant to Section 16(a) of the Exchange Act, were filed with the Commission on a timely basis during the 2010 by all persons who were directors or executive officers of the Company at any time during the year.

Board Member Attendance at Annual Meetings
The Board of Directors recognizes that attendance by directors at annual meetings of the Corporation’s shareholders benefits the Company by giving directors an opportunity to meet, talk with and hear the suggestions or concerns of shareholders who attend those meetings, and by giving those shareholders access to the Company’s directors that they may not have at any other time during the year.  The Board of Directors recognizes that directors have their own business interests and are not full-time employees of the Company, and that the Company cannot compel attendance by directors at annual meetings. However, it is the policy of the Board of Directors that directors be strongly encouraged to attend each annual meeting of the Company’s shareholders.  At the 2010 Annual Meeting of Shareholders, 93% of the then-serving fifteen directors were in attendance.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company’s 2012 Annual Meeting of Shareholders must be received not later than November 26, 2011 by the President at P.O. Box 2740, Roanoke, VA 24001 for inclusion in the Company’s Proxy Statement relating to that meeting. With respect to a proposal by a shareholder not seeking to have the proposal included in the Company’s Proxy Statement but seeking to have the proposal considered at the 2012 Annual Meeting, the proposal must be received by the President at P.O. Box 2740, Roanoke, VA 24001 not earlier than February 9, 2012 and not later than March 10, 2012 to be considered at the 2012 Annual Meeting.  The Company anticipates holding the 2012 Annual Meeting of Shareholders on May 9, 2012.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The Board of Directors knows of no other matter that may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the form of proxy will vote the proxy in accordance with their judgment as to what is in the best interests of the Company.

By Order of the Board of Directors

/s/ Kimberly B. Snyder
Kimberly B. Snyder, CPA
Roanoke, Virginia	Executive Vice President
March 18, 2011	Chief Financial Officer and Corporate Secretary

EXHIBIT A

VALLEY FINANCIAL CORPORATION

2011 STOCK INCENTIVE PLAN

Valley Financial Corporation
2011 Stock Incentive Plan

  Table of Contents

Article I DEFINITIONS		1
1.01.	Administrator	1
1.02.	Affiliate	1
1.03.	Agreement	1
1.04.	Award	1
1.05.	Beneficial Owner	1
1.06.	Board	1
1.07.	Change in Control	1
1.08.	Code	2
1.09.	Committee	2
1.10.	Common Stock	2
1.11.	Company	2
1.12.	Continuing Director	2
1.13.	Control Change Date	3
1.14.	Corresponding SAR	3
1.15.	Effective Date	3
1.16.	Exchange Act	3
1.17.	Fair Market Value	3
1.18.	Initial Value	3
1.19.	Option	3
1.20.	Participant	3
1.21.	Performance Criteria	4
1.22.	Person	4
1.23.	Plan	4
1.24.	Related Entity	4
1.25.	SAR	4
1.26.	Section 409A	4
1.27.	Stock Award	5
1.28.	Stock Units	5
Article II PURPOSES		6
Article III ADMINISTRATION		7
Article IV ELIGIBILITY		8
Article V STOCK SUBJECT TO PLAN		9
5.01.	Shares Issued	9
5.02.	Aggregate Limit	9
5.03.	Reallocation of Shares	9
Article VI OPTIONS		10

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6.01.	Award	10
6.02.	Option Price	10
6.03.	Maximum Option Period	10
6.04.	Nontransferability	10
6.05.	Transferable Options	10
6.06.	Employee Status	11
6.07.	Exercise	11
6.08.	Payment	11
6.09.	Shareholder Rights	12
6.10.	Disposition of Stock	12
Article VII SARs		13
7.01.	Award	13
7.02.	Maximum SAR Period	13
7.03.	Nontransferability	13
7.04.	Transferable SARs	13
7.05.	Exercise	14
7.06.	Employee Status	14
7.07.	Settlement	14
7.08.	Shareholder Rights	15
Article VIII STOCK AWARDS		16
8.01.	Award	16
8.02.	Vesting	16
8.03.	Employee Status	16
8.04.	Shareholder Rights	16
Article IX STOCK UNITS		17
9.01.	Award	17
9.02.	Earning the Award	17
9.03.	Payment	17
9.04.	Shareholder Rights	17
9.05.	Nontransferability	17
9.06.	Transferable Restricted Stock Units	18
9.07.	Employee Status	18
Article X ADJUSTMENT UPON CHANGE IN COMMON STOCK		19
Article XI COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		20
Article XII GENERAL PROVISIONS		21
12.01.	Effect on Employment and Service	21

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12.02.	Unfunded Plan	21
12.03.	Rules of Construction	21
12.04.	Tax Withholding	21
12.05.	Section 409A	21
12.06.	Tax Consequences	22
Article XIII AMENDMENT		23
Article XIV DURATION OF PLAN		24
Article XV EFFECTIVE DATE OF PLAN		25

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ARTICLE I
DEFINITIONS

1.01.	Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.  Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee or on which the Committee cannot act.

1.02.	Affiliate

Affiliate has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended from time to time.

1.03.	Agreement

Agreement means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Agreement, or may provide for procedures through which Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively reject the applicable Agreement shall be deemed to have accepted the terms of Award as embodied in the Agreement.

1.04.	Award

Award means the grant of an Option, SAR, Stock Award, or Stock Units, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan.

1.05.	Beneficial Owner

Beneficial Owner has the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities the holding of which is properly disclosed on a Form 13-G.

1.06.	Board

Board means the Board of Directors of the Company.

1.07.	Change in Control

Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

(a)           any Person (other than the Company, a trustee or other fiduciary holding securities under any employee benefit plan of the Company), who or which, together with all

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Affiliates and Associates (within the meaning of Rule 12b-2 of the General Rules and Regulation under the Exchange Act as amended from time to time) of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

(b)           if, at any time after the Effective Date, the composition of the Board shall change such that a majority of the Board shall no longer consist of Continuing Directors; or

(c)           if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company to any Person or Persons.

1.08.	Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.09.	Committee

Committee means the Human Resources Committee of the Board, or any successor committee thereto, or any other committee or subcommittee of the Board designated by the Board to administer the Plan; provided that the Committee shall consist solely of individuals who are “outside directors” for purposes of Section 162(m) of the Code and “non-employee directors” for purposes of Section 16 of the Exchange Act.

1.10.	Common Stock

Common Stock means the common stock of the Company.

1.11.	Company

Company means Valley Financial Corporation.

1.12.	Continuing Director

Continuing Director means an individual who was a member of the Board of Directors on the Effective Date or whose subsequent nomination for election or re election to the Board of Directors was recommended or approved by the affirmative vote of two thirds of the Continuing Directors then in office.

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1.13.	Control Change Date

Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.14.	Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.15.	Effective Date

Effective Date means the date this Plan is adopted by the Board.

1.16.	Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.17.	Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on such date as reported by the NASDAQ Capital Market, or if such stock exchange is not open on the applicable determination date, then on the next preceding day that the stock exchange is open.

1.18.	Initial Value

Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than the Fair Market Value on the date of grant.

1.19.	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.20.	Participant

Participant means an employee of the Company or a Related Entity, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Stock Units, a Stock Award, an Option, a SAR, or a combination thereof.

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1.21.	Performance Criteria

Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity, (e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) total enterprise value (market capitalization plus debt), (j) economic value added, (k) debt leverage (debt to capital), (l) revenue, (m) income or net income to common shareholders, (n) net interest income, (o) operating profit or net operating profit, (p) net interest margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) asset quality ratios, and (u) market share.

1.22.	Person

Person has the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act except that such term does not include (i) the Company, its Affiliates or any Related Entity, (ii) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or any Related Entity, (iii) any underwriter temporarily holding securities pursuant to any offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

1.23.	Plan

Plan means the Valley Financial Corporation 2011 Stock Incentive Plan.

1.24.	Related Entity

Related Entity means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

1.25.	SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.26.	Section 409A

Section 409A means Section 409A of the Code and Treasury Regulations and other guidance thereunder.

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1.27.	Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under other incentive, bonus or deferral plans of the Company (if any) or any successor plans thereto.

1.28.	Stock Units

Stock Units means an award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

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ARTICLE II
PURPOSES

The Plan is intended to assist the Company and Related Entities in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards and Stock Units.  No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

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ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Stock Awards, Stock Units, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Stock Units, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Related Entity, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return.  Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Stock Units may be settled.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee or any delegate of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award or award of Stock Units.  All expenses of administering this Plan shall be borne by the Company, a Related Entity or a combination thereof.

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ARTICLE IV
ELIGIBILITY

Any employee of the Company, or any employee of a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Related Entity.

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ARTICLE V
STOCK SUBJECT TO PLAN

5.01.	Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.	Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Stock Units is 250,000 shares plus any shares of Common Stock remaining available for grant or award under the Valley Financial Corporation 2005 Key Employee Equity Award Plan on the effective date of the Plan.  The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued as Stock Awards and in settlement of Stock Units shall be subject to adjustment as provided in Article X.

5.03.	Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan.  If a SAR is terminated, in whole or in part, for any reason other than its exercise and settlement in shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Awards to be granted under this Plan.  If an award of Stock Units is terminated, in whole or in part for any reason other than its settlement in shares of Common Stock, the number of shares of Common Stock allocated to the award of Stock Units or portion thereof may be reallocated to other Awards of Stock Units to be granted under this Plan.  If a Stock Award is forfeited or terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to Awards to be granted under this Plan.  If shares of Common Stock are surrendered or withheld in satisfaction of minimum statutorily required tax withholding requirements, the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.  If shares of Common Stock are surrendered in payment of the exercise price of an Option, the number of shares surrendered may be reallocated to other Awards to be granted under this Plan.

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ARTICLE VI
OPTIONS

6.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award; provided, however that no Participant may be granted Options in any calendar year covering more than 25,000 shares of Common Stock.

6.02.	Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  If an employee owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (within the meaning of Code Sections 424(e) and 424(f)) (a “Ten Percent Shareholder”), and an incentive stock option is granted to such employee, the Option price of such incentive stock option shall be not less than 110 percent of the Fair Market Value on the grant date.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised is ten years from the date such Option was granted.  The maximum period in which an incentive stock option granted to a Ten Percent Shareholder may be exercised is five years from the date such incentive stock option was granted.  The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.	Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by will or by the laws of descent and distribution), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.	Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be

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permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution, if applicable.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.	Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Code section 422(d).  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.	Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator.  Subject to rules established by the Administrator, and if provided in an Agreement, payment of all or part of the Option price may be made with shares of Common Stock, including by (i) surrender to the Company of shares of Common Stock and (ii) for Options not intended to be incentive stock options, receipt by the Participant of fewer shares that would otherwise be issuable on exercise of the option (“net exercise”).   If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value of the shares surrendered or withheld must not be less than the Option price of the shares for which the Option is being exercised.  Options may also be exercised through “cashless exercise” procedures approved by the Administrator involving a broker or dealer approved by the Administrator.

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6.09.	Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.10.	Disposition of Stock

A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

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ARTICLE VII
SARS

7.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award; provided, however, no Participant may be granted SARS in any calendar year covering more than 10,000 shares of Common Stock.  For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award.  In addition, no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Code section 422(d).

7.02.	Maximum SAR Period

The maximum period in which a SAR may be exercised shall be ten years from the date such SAR was granted.  The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.	Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.	Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, a SAR that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

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7.05.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.	Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07.	Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

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7.08.	Shareholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

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ARTICLE VIII
STOCK AWARDS

8.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 50,000 shares of Common Stock.

8.02.	Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated period or if the Company, a Related Entity, the Company and its Related Entities or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria.  The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service, but only to the extent permitted by Code Section 162(m) and guidance thereunder in the case of Stock Awards intended to qualify as “performance-based compensation” for purposes of Code Section 162(m).

8.03.	Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.	Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award (to the extent that such shares are so evidenced), and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE IX
STOCK UNITS

9.01.	Award

In accordance with the provisions of IV, the Administrator will designate each individual to whom an award of Stock Units is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive an award of Stock Units in any calendar year for more than 50,000 shares of Common Stock.

9.02.	Earning the Award

The Administrator, on the date of the grant of an award, shall prescribe that the Stock Units, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement.  By way of example and not of limitation, the performance objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Company or a Related Entity for a stated period or that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives.  Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service, but only to the extent permitted by Code Section 162(m) and guidance thereunder in the case of Stock Units intended to qualify as “performance-based compensation” for purposes of Code Section 162(m).

9.03.	Payment

In the discretion of the Administrator, the amount payable when an award of Stock Units is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an award of Stock Units is earned, but a cash payment will be made in lieu thereof.

9.04.	Shareholder Rights

No Participant shall, as a result of receiving an award of Stock Units, have any rights as a shareholder until and to the extent that the award of Stock Units is earned and settled by the issuance of Common Stock.  After an award of Stock Units is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.	Nontransferability

Except as provided in Section 9.06, Stock Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of

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Valley Financial Corporation
2011 Stock Incentive Plan

a Participant in any Stock Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.	Transferable Restricted Stock Units

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Restricted Stock Units may be transferred by a to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of Restricted Stock Units transferred pursuant to this section shall be bound by the same terms and conditions that governed the Restricted Stock Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Restricted Stock Units except by will or the laws of descent and distribution.

9.07.	Employee Status

In the event that the terms of any Stock Unit award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE X
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options, SARs, Stock Units and Stock Awards may be granted under this Plan; and the terms of outstanding Stock Awards, Options, Stock Units and SARs; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Stock Awards and Stock Units may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action or (c) there is a Change in Control.  Any determination made under this Article X by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Stock Units and Stock Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Options, SARs, Stock Awards and Stock Units may be granted or the terms of outstanding Stock Awards, Options, Stock Units or SARs.

The Committee may make Stock Awards and may grant Options, SARs and Stock Units in substitution for Stock Units, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction or event described in the first paragraph of this Article X.  Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR or Stock Units grants shall be as the Committee, in its discretion, determines is appropriate.

The Committee shall adjust performance goals established with respect to Performance Criteria (“Performance Goals”) (either up or down) and the level of an Award (intended to be performance-based compensation under Code Section 162(m)) that a Participant may earn under this Plan, but only to the extent permitted pursuant to Section 162(m), if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes.  In addition, Performance Goals and Awards conditioned on attainment thereof shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE XI
COMPLIANCE WITH LAW AND APPROVAL
      OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, no book entry registration shall be made, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted, an award of Stock Units is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award or Stock Units shall be granted, no Common Stock shall be issued, no book entry registration shall be made, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE XII
GENERAL PROVISIONS

12.01.	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right or power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

12.02.	Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.04.	Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan.  In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of the Participant’s minimum statutorily required withholding obligation.

12.05.	Section 409A

This Plan is intended to provide compensation that is exempt from or that complies with Section 409A, and the Plan’s terms and the terms of any Agreement shall be construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate.  For purposes of Section 409A, each payment under this Plan shall be deemed to be a separate payment.

Notwithstanding any provision of this Plan or an Agreement to the contrary, to the extent that any payments are subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any

21

Valley Financial Corporation
2011 Stock Incentive Plan

amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six months and one day following the date of termination or (2) the date of the Participant’s death.

12.06.	Tax Consequences

Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan.  Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Code Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment.  The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE XIII
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if required by applicable law or any exchange on which the Common Stock is listed. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE XIV
DURATION OF PLAN

No Award may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved by shareholders in accordance with Article XV.  Awards granted before that date shall remain valid in accordance with their terms.

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Valley Financial Corporation
2011 Stock Incentive Plan

ARTICLE XV
EFFECTIVE DATE OF PLAN

Options, SARs and Stock Units may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR or Stock Units shall be exercisable or shall be settled unless this Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent.  Stock Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

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[FORM OF PROXY]

VALLEY FINANCIAL CORPORATION 36 CHURCH AVENUE ROANOKE, VA 24011
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

NAME
THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS  A
THE COMPANY NAME INC. - CLASS  B
THE COMPANY NAME INC. - CLASS  C
THE COMPANY NAME INC. - CLASS  D
THE COMPANY NAME INC. - CLASS  E
THE COMPANY NAME INC. - CLASS  F
THE COMPA N Y NAME INC. - 401 K

	CONTROL # →0000000000 SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors		For Withhold For All All All Except m m m	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Nominees 01 –Abney S. Boxley, III	02 William D. Elliot	03-Samuel Lionberger, Jr.	04-Edward B. Walker

The Board of Directors recommends you vote FOR proposals 2 and 3: 2 To approve, in an advisory (non-binding) vote, Valley Financial Corporation's executive compensation.		For Against Abstain ❒ ❒ ❒
3 To approve the 2011 Stock Incentive Plan		For Against Abstain ❒ ❒ ❒
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature (please sign within box)	Date	Signature (Joint Owner)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at  www.proxyvote.com .

VALLEY FINANCIAL CORPORATION
Annual Meeting of Shareholders
May 4, 2011 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Wayne A. Whitham, Jr. Esq.,  who may act, with full power of subsitution, as proxy to vote all shares of common stock of the Company held of record by the undersigned on March 4, 2011 at the Annual Meeting of the Company to be held on May 4, 2011 at 10:00 a.m. and at any adjournments thereof, and designated hereon.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side